UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Nuveen Preferred and Income Term Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PO Box 43131

Providence, RI 02940-3131

RESPONSE NEEDED

Re: Your investment in Nuveen Preferred and Income Term Fund (JPI)

Dear Valued Shareholder:

We have been trying to contact you regarding an important proposal pertaining to your investment in Nuveen Preferred and Income Term Fund (JPI).

Please call us toll-free at

1- 888-815-5825

Please respond as soon as possible with the Reference Number listed above. The call will take only a few moments.

You WILL NOT be asked for confidential information and your call will be recorded for your protection.

Hours of Operation:

●	Monday through Friday - 10:00 a.m. to 11:00 p.m. ET

●	Saturday - 12:00 p.m. to 6:00 p.m. ET

Thank you in advance for your participation.